Exhibit 10.3

PLACEMENT AGENCY AGREEMENT

June 29, 2022

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Seres Therapeutics, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions of this Placement Agency Agreement (this “Agreement”) and the Securities Purchase Agreement (defined below), to issue and sell to the purchasers identified on the signature pages to the Securities Purchase Agreement (defined below) (the “Investors”) up to an aggregate of 31,746,030 shares (the “Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in an offering under its registration statement on Form S-3 (Registration No. 333-244401). The Company desires to engage J.P. Morgan Securities LLC as the Placement Agent (as defined below) in connection with the issuance and sale of 31,238,094 shares of Common Stock (the “Placement Shares”) issued and sold to certain Investors (the “Placement Share Investors”), which for the avoidance of doubt shall not include 507,936 shares of Common Stock issued and sold to directors or officers (the “Excluded Shares”) of the Company (such directors and officers collectively as a group, the “Excluded Investors”), on the terms and conditions set forth in Section 1 herein.

Any reference herein to the Registration Statement, the Base Prospectus, or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Any reference herein to “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional securities of the Company under Rule 462(b) under the Securities Act. Certain terms used herein are defined in Section 18 hereof.

The Company hereby confirms its agreement with you as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, J.P. Morgan Securities LLC shall be the Company’s exclusive placement agent (in such capacity, the “Placement Agent”), acting on a reasonable best efforts basis, in connection with the issuance and sale by the Company of the Placement Shares to the Placement Share Investors in a proposed offering pursuant to the Registration Statement, with the terms of the offering to be subject to market conditions and negotiations among the Company, the Placement Agent and Placement Share Investors (such offering, together with the offer and sale of Excluded Shares made by the Company to the Excluded Investors, shall be referred to herein as the “Offering”). As compensation for services rendered, and provided that any of the Placement Shares are sold to Placement Share Investors in the Offering, on the Closing Date (as defined in Section 1(c) hereof) of the Offering, the Company shall pay to the Placement Agent an amount in the aggregate equal to 2.54% of the gross proceeds received by the Company from the sale of the Placement Shares (the

“Placement Fee”). The sale of the Placement Shares to the Placement Share Investors shall be made pursuant to the securities purchase agreement in the form included as Exhibit A hereto (the “Securities Purchase Agreement”) on the terms described in Exhibit B hereto. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part.

(b) This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Placement Shares, and the Placement Agent shall have no authority to bind the Company to accept offers to purchase the Placement Shares. The Placement Agent shall act on a reasonable best efforts basis and does not guarantee that it will be able to raise new capital in the Offering. Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Placement Shares otherwise than through the Placement Agent in accordance herewith. The Company acknowledges and agrees that the Placement Agent shall have no liability (in tort, contract or otherwise) to the Company, its affiliates or any other person for any losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (each a “Loss” and, collectively, the “Losses”) arising from its own acts or omissions in performing its obligations as Placement Agent in connection with the Offering, except for any such Losses that are finally judicially determined to have resulted primarily from its bad faith, gross negligence or willful misconduct in performing its services hereunder, provided, however, that the Placement Agent shall have no liability (in tort, contract or otherwise) to the Company, its affiliates or any other person for any Losses in connection with the offer and sale of Excluded Shares made by the Company to Excluded Investors.

(c) Payment of the purchase price for, and delivery of, the Placement Shares shall be made at a closing (the “Closing”) at the offices of Ropes & Gray LLP, counsel for the Placement Agent, located at 880 Boylston Street, Boston, MA 02199 at 10:00 A.M. New York City time on July 5, 2022, or at such time on such other date as may be agreed upon in writing by the Placement Agent and the Company (such date of payment and delivery being herein called the “Closing Date”). All such actions taken at the Closing shall be deemed to have occurred simultaneously. No Securities which the Company has agreed to sell pursuant to this Agreement and the Securities Purchase Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Placement Share Investors against payment therefor by the Placement Share Investors. If the Company shall default in its obligations to deliver the Placement Shares to the Placement Share Investors whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage incurred by the Placement Agent arising from or as a result of such default by the Company.

(d) On the Closing Date, (i) the Company shall deliver, or cause to be delivered, the Placement Shares to the Placement Share Investors or their designee, and the Placement Share Investors shall deliver, or cause to be delivered, the purchase price for the Placement Shares to the Company pursuant to the terms of the Securities Purchase Agreement, “delivery versus payment” through the facilities of The Depository Trust Company and (ii) the Company will wire the amounts owed to the Placement Agent as provided in this Agreement.

(e) The Securities shall be registered in such names and in such denominations as the Investors, unless otherwise instructed by the Placement Agent with respect to the Placement Share Investors, shall request by written notice to the Company.

Section 2. Representations, Warranties and Agreements of the Company.

The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date, as follows:

(a) Disclosure Package. The Disclosure Package as of the Execution Time did not, and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in such Disclosure Package, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 6(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Disclosure Package and no statement of material fact included in the Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(b) Issuer Free Writing Prospectus. Other than the Registration Statement and the Prospectus, the Company (including its agents and representatives, other than the Placement Agent in its capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, each electronic road show and any other written communications approved in writing in advance by the Placement Agent. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433 under the Securities Act) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Disclosure Package, and did not, and as of the Closing, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in such Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 6(b) hereof.

(c) Registration Statement and Prospectus. The Registration Statement has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Securities has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the requirements of Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto, the Prospectus did, and as of the Closing, the Prospectus will, comply in all material respects with the requirements of Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 6(b) hereof.

(d) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, when they were filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and such documents did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Preparation of Financial Statements. The financial statements filed with the Commission as a part of or incorporated by reference in the Registration Statement and included in the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified, subject in the case of unaudited financial statements to normal year-end audit adjustments. The supporting schedules included in or incorporated in the Registration Statement present fairly in all material respects the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No historical, pro forma or other financial statements or supporting schedules are required to be included in or incorporated in the Registration Statement.

(f) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus: (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business, management, operations or prospects of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement; (iii) the Company and its subsidiaries, considered as one entity, have not sustained any loss or interference with its business that is material and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for regular quarterly dividends publicly announced by the Company or dividends paid to the Company or other subsidiaries, by any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(g) Incorporation and Good Standing of the Company and its Subsidiaries. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not result in a Material Adverse Change. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year and other than (i) those subsidiaries not required to be listed on Exhibit 21.1 by Item 601 of Regulation S-K under the Exchange Act and (ii) those subsidiaries formed since the last day of the most recently ended fiscal year.

(h) Capital Stock Matters. The Company’s authorized capital stock is as set forth in its most recently filed exhibit pursuant to Item 601(b)(4)(vi) of Regulation S-K under the Securities Act or other document filed by the Company with the Commission and incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus. All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights that have not been duly waived or satisfied; except as described in or expressly contemplated by the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(i) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including Nasdaq (as defined below) rules and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(j) The Placement Agency Agreement. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement conforms in all material respects to the description thereof contained in each of the Registration Statement, the Disclosure Package and the Prospectus.

(k) Due Authorization of Securities Purchase Agreement. The Securities Purchase Agreement has been duly authorized, executed and delivered by the Company. The Company has full right, power and authority to execute and deliver the Securities Purchase Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of the Securities Purchase Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. The Securities Purchase Agreement constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms.

(l) Authorization of the Securities. The Securities, when issued and delivered, will be duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

(m) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or similar organizational documents or is in default (“Default”) in the due performance or observance of any material term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary, except for such violation that would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, except such as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or Nasdaq Stock Market LLC (“Nasdaq”) and under applicable state securities laws.

(n) No Material Actions or Proceedings. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse Change; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Disclosure Package or the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Disclosure Package and the Prospectus. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent.

(o) Independent Accountants. PricewaterhouseCoopers LLP, who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission or incorporated by reference as a part of the Registration Statement and included in the Registration Statement, the Disclosure Package or the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

(p) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(q) Intellectual Property. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its subsidiaries own or have valid, binding and enforceable licenses or other rights under the patents and patent applications, copyrights, trademarks, trademark registrations, service marks, service mark registrations, trade names, service names and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for, or used in the conduct, or the proposed conduct, of their respective businesses in the manner described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Company Intellectual Property”); the intellectual property owned by the Company and its subsidiaries is free and clear of all material liens or encumbrances; to the knowledge of the Company, the patents, trademarks and copyrights included within the Company Intellectual Property are valid, enforceable and subsisting; other than as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (i) neither the Company nor any of its subsidiaries is obligated to pay a material royalty, grant a license, or provide other material consideration to any third party in connection with the Company Intellectual Property, (ii) no action, suit, claim or other proceeding is pending, or to the knowledge of the Company, is threatened, alleging that the Company or any of its subsidiaries is infringing, misappropriating, diluting or otherwise violating any rights of others with respect to any of the Company’s or its subsidiaries’ product candidates, processes or intellectual property, (iii) no action, suit, claim or other proceeding is pending, or to the knowledge of the Company, is threatened, challenging the validity, enforceability, scope, registration, ownership or use of any of the patents or patent applications included in the Company Intellectual Property (iv) the Company has not received written notice of any claim of infringement, misappropriation or conflict with any asserted rights of others with respect to any of the Company’s or its subsidiaries’ products, proposed products, processes or Company Intellectual Property, (v) to the knowledge of the Company, the development, sale, and any currently proposed use of any of the products, proposed products or processes of the Company or its subsidiaries referred to in the Registration Statement, the Disclosure Package and the Prospectus, in the current or proposed conduct of the business of the Company in the manner and to the extent described in the Registration Statement, the Disclosure Package and the Prospectus, do not currently, and would not, if commercialized as of the date hereof, to the knowledge of the Company, infringe any right or valid patent claim of any third party, (vi) to the knowledge of the Company, no third party has any ownership right in or to any Company Intellectual Property that is owned by the Company or its subsidiaries, and to the knowledge of the Company, no third party has any ownership right in or to any Company Intellectual Property in any field of use that is exclusively licensed to the Company or its subsidiaries, other than any licensor to the Company or its subsidiaries of such Company Intellectual Property, and (vii) the Company has taken reasonable measures to protect its confidential information and trade secrets and to maintain and safeguard the Company Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements.

(r) Related Party Transactions. No relationship, direct or, to the Company’s knowledge, indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement, the Disclosure Package and the Prospectus and that is not described in the Registration Statement, the Disclosure Package and the Prospectus.

(s) Company Not an “Investment Company”. The Company is not, and after receipt of payment for the Securities pursuant to this Agreement and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be required to register as, an “investment company” within the meaning of Investment Company Act of 1940, as amended.

(t) Tax Law Compliance. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all material federal, state, local and foreign income and franchise tax returns required to be paid or filed through the date hereof, except for taxes being contested in good faith and for which reserves in accordance with GAAP have been taken; and except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would result in a Material Adverse Change.

(u) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, other than those the failure to possess or own would not result in a Material Adverse Change, and neither the Company nor any subsidiary has received any written notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(v) Compliance with Environmental Laws. The Company and each of its subsidiaries (i) are in compliance with all, and have not violated any, laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any regulatory authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) has not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of either (i) or (ii) above where the failure to comply or the potential liability or obligation would not, individually or in the aggregate, result in a Material Adverse Change. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, (A) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a regulatory authority is also a party and (B) the Company and its subsidiaries are not aware of any non-compliance with Environmental Laws, or liabilities under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, in the case of clause (A) or (B) that would, individually or in the aggregate, result in a Material Adverse Change.

(w) Compliance with ERISA. Except, in each case, for any such matters as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a liability to the Company or its subsidiaries; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) to the extent applicable to a Plan, the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in liability to the Company or its subsidiaries; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (vii) to the knowledge of the Company, there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency. None of the following events has occurred or is reasonably likely to occur; (x) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year.

(x) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(y) Company’s Accounting System. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that have been designed to comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement and the Prospectus, the Company is not aware of any material weaknesses in the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm and the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(z) XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(aa) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally maintained by companies engaged in the same or similar business and which the Company and its subsidiaries reasonably believe are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(bb) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International

Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(cc) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the U.S. Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority, body or any arbitrator involving the Company or any of its subsidiaries with respect to Anti-Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(dd) Compliance with OFAC.

a.

Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees, agents, affiliates or other persons associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions (each, a “Sanctioned Country”).

b.

The Company will not, directly or indirectly, use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person: (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation of Sanctions by any person (including any person participating in the transaction, whether as the placement agent, investor or otherwise).

c.

Since their respective inceptions, none of the Company or its subsidiaries has knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ee) Listing. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act and is listed on the Nasdaq Global Select Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Select Market, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(ff) Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any placement, brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(gg) No Reliance. The Company has not relied upon the Placement Agent or legal counsel for the Placement Agent for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(hh) FINRA Exemption. To enable the Placement Agent to rely on Rule 5110(h)(1)(c) of FINRA, the Company represents that the Company (i) has a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) has been subject to the Exchange Act reporting requirements for a period of at least 36 months.

(ii) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

(jj) Patents and Patent Applications. All patents and patent applications owned by or licensed to the Company or its subsidiaries or under which the Company or its subsidiaries has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, the parties prosecuting such applications have complied with their duty of candor and disclosure to the U.S. Patent and Trademark Office (the “USPTO”) in connection with such applications; and neither the Company nor any of its subsidiaries is aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or could form the basis of a finding of unenforceability with respect to any patents that have issued with respect to such applications.

(kk) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(ll) Regulation M. Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action that is designed, or would reasonably be expected, to cause or result in a violation of Regulation M under the Exchange Act.

(mm) No Price Stabilization or Manipulation. The Company, its subsidiaries and, to the knowledge of the Company, each of their respective affiliates have not taken any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock.

(nn) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(oo) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(pp) Cybersecurity; Data Protection. (i) the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change; (ii) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses; (iii) there have been no breaches, violations, outages or unauthorized uses of Personal Data, nor any incidents under internal review or investigations relating to the same, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change; and (iv) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(qq) Pre-Clinical Studies and Clinical Trials. The pre-clinical and clinical studies conducted by or, to the Company’s knowledge after due inquiry, on behalf of the Company were and, if still pending are being, conducted in all material respects in accordance with experimental protocols, procedures, and controls and applicable local, state and federal laws, rules and regulations, including, but not limited to, the Federal Food, Drug and Cosmetic Act and its applicable implementing regulations, or the U.S. Food and Drug Administration’s (the “FDA’s”) exercise of enforcement discretion thereto, as applicable; the descriptions in the Registration Statement, the Disclosure Package and the Prospectus of the results of such studies, tests, and trials are accurate and fairly represent the data derived from such studies in all material respects; the Company is not aware of any studies, tests, or trials, the results of which the Company believes reasonably call into question the study results described in the Registration Statement, the Disclosure Package and the Prospectus; and the Company has operated and currently is in compliance in all respects with all applicable rules and regulations of the FDA or any other comparable governmental agency or body having jurisdiction over the Company or any of its properties (the “Regulatory Authorities”), except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not received any written notice from the Regulatory Authorities requiring the termination or suspension of any studies conducted by or, to the Company’s knowledge after due inquiry, on behalf of the Company.

(rr) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ss) Not an Ineligible Issuer. The Company is not an “ineligible issuer,” as defined in Rule 405 of the rules and regulation of the Commission. The Company agrees to notify the Placement Agent promptly upon the Company becoming an ineligible issuer.

(tt) No Ratings. There are (and prior to the Closing Date, will be) no debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act.

(uu) Parties to Lock-Up Agreements. The Company has furnished to the Placement Agent a letter agreement in the form attached hereto as Exhibit C (the “Lock-up Agreement”) from each executive officer and director of the Company.

Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein. The Company acknowledges that the Placement Agent and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Placement Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 3. Covenants.

The Company covenants and agrees with the Placement Agent as follows:

(a) Required Filings. The Company will file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, as applicable, and will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Placement Agent in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Placement Agent may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Placement Agent, if requested by the Placement Agent, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to the Placement Agent (A) if requested by the Placement Agent, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Placement Agent may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Placement Agent a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Placement Shares by the Placement Agent.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus, the Company will furnish to the Placement Agent and counsel for the Placement Agent a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Placement Agent reasonably objects.

(d) Notice to the Placement Agent. The Company will advise the Placement Agent promptly, and confirm such advice in writing, (i) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus if such post-effective amendment is filed prior to the Closing Date; (ii) of the time and date when any post-effective amendment to the Registration Statement becomes effective if such post-effective amendment is filed prior to the Closing Date; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any of the Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any of the Disclosure Package or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Placement Agent thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Placement Agent and to such dealers as the Placement Agent may designate such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (or any document to be filed with the Commission and incorporated by reference therein) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing (i) any event or development shall occur or condition shall exist as a result of which the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Disclosure Package to comply with law, the Company will immediately notify the Placement Agent thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Placement Agent and to such dealers as the Placement Agent may designate such amendments or supplements to the Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Disclosure Package is delivered to a purchaser, be misleading or so that the Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Placement Agent shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Placement Agent as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement, it being understood and agreed that such earning statement shall be deemed to have been made available by the Company if the Company is in compliance with its reporting obligations pursuant to the Exchange Act, if such compliance satisfies the conditions of Rule 158, and if such earnings statement is made available on EDGAR.

(h) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Registration Statement, the Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(i) No Stabilization. Neither the Company nor its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(j) Exchange Listing. The Company will use its reasonable best efforts to list for quotation the Securities on the Nasdaq Global Select Market.

(k) Reports. So long as the Securities are outstanding, the Company will furnish to the Placement Agent, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Placement Agent to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(l) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

Section 4. Costs and Expenses.

The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all costs and expenses incident to the Company’s obligations under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery and shipping of the Registration Statement, any issuer free writing prospectus, and the Prospectus, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to the Placement Agent and dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities and the printing, delivery, shipping of the certificates representing the Securities, (iii) the fees and expenses of any transfer agent or registrar for the Securities, (iv) fees, disbursements and other charges of counsel to each of the Company and the Placement Agent (such fees, disbursements and other charges of counsel to the Placement Agent not to exceed $300,000), (v) listing fees, if any, for the listing or quotation of the Securities on the Nasdaq Global Select Market, (vi) fees and disbursements of the Company’s independent registered public accounting firm incurred in delivering the letters described in Section 5(j) hereof, and (viii) the costs and expenses of the Company in connection with the marketing of the Offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith.

Section 5. Conditions of Placement Agent’s Obligations.

The obligations of the Placement Agent hereunder are subject to the following conditions:

(a) No Stop Orders. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings initiated under Section 8(d) or 8(e) of the Securities Act for that purpose shall be pending or threatened by the Commission, and (ii) any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(b) No Section 8A Proceedings. No stop order suspending the qualification of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose or pursuant to Section 8A of the Securities Act shall be pending or, to the knowledge of the Company, shall be threatened or contemplated by the Commission at or prior to the Closing.

(c) Action Preventing Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

(d) Objection of Placement Agent. No prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Placement Agent shall have objected in writing, which objection shall not be unreasonable. The Placement Agent shall not have advised the Company that the Registration Statement, or the Prospectus, or any amendment thereof or supplement thereto, contains, in the reasonable opinion of counsel for the Placement Agent, an untrue statement of fact which, in their reasonable opinion, is material, or omits to state a fact which, in their reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) No Material Adverse Change.

(i) Prior to the Closing, there shall not have occurred any material adverse change in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations of the Company and its subsidiaries taken as a whole from that set forth in the Prospectus that makes it, in the Placement Agent’s judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package.

(ii) There shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or Nasdaq; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Placement Agent, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus.

(f) Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct when made and on and as of the Execution Time and the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(g) Opinion of Counsel to the Company. The Placement Agent shall have received from Latham & Watkins LLP, counsel to the Company, such counsel’s written opinion and negative assurance letter, each addressed to the Placement Agent and dated the Closing Date in form and substance reasonably satisfactory to the Placement Agent.

(h) Opinion of Intellectual Property Counsel to the Company. The Placement Agent shall have received from Sterne, Kessler, Goldstein & Fox P.L.L.C., intellectual property counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(i) Opinion of Counsel to the Placement Agent. The Placement Agent shall have received from Ropes & Gray LLP, counsel to the Placement Agent, such counsel’s written opinion and negative assurance letter, each addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(j) Comfort Letter. The Placement Agent shall have received from PricewaterhouseCoopers LLP, letters dated, respectively, (i) the Execution Time and (ii) the Closing Date, in each case addressed to the Placement Agent in customary forms reasonably satisfactory to the Placement Agent, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus.

(k) Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, addressed to the Placement Agent and dated the Closing Date, signed by the Chief Executive Officer or the President and the principal financial or accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, and Prospectus and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that (i) the representations and warranties of the Company in Section 2 of the Placement Agency Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Change, are true and correct on and as of the Closing Date with the same force and effect as if expressly made on and as of the Closing Date except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the Closing Date except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Placement Agency Agreement at or prior to the Closing Date and (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Prospectus shall have been issued, and no proceedings for that purpose shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body.

(l) Other Filings with the Commission. The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby meeting all of the requirements of the Securities Act and the Exchange Act.

(m) Exchange Listing. The Company will use its reasonable best efforts to list for quotation the Securities on Nasdaq.

(n) Securities Purchase Agreements. Prior to the Closing Date, the Company shall have furnished to the Placement Agent executed copies of the Securities Purchase Agreement entered into by the Company and Investors for the sale of the Placement Shares.

(o) Lock-Up Agreements. Prior to the date of the Prospectus, the Company shall have furnished to the Placement Agent executed copies of the Lock-Up Agreements entered into by all of the Company’s directors and officers.

(p) Additional Documents. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

The documents required to be delivered by this Section 5 shall be delivered through the electronic exchange of documents and signatures or as otherwise agreed between the parties to this Agreement.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

Section 6. Indemnification and Contribution.

(a) Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates, directors, officers and employees, and agents who have or who are alleged to have participated in the distribution of the Securities as Placement Agent and each person who controls the Placement Agent within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise (i) relating to, arising out of or in connection with the services performed pursuant to this Agreement, the transaction contemplated hereby or the Placement Agent’s role in connection therewith; provided, however, that the Company will not be responsible for any losses, claims, damages or liabilities (or expenses relating thereto) under this clause (i) that are finally judicially determined to have resulted from the willful misconduct, bad faith or gross negligence of the Placement Agent or (ii) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Base Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and Disclosure Package, any electronic road show used in connection with the offering of the Securities or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action under clauses (i) or (ii); provided, however, that the Company will not be liable in any such case pursuant to clause (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Disclosure Package, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 6(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Placement Agent furnished to the Company expressly for use in and used in any Base Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and Disclosure Package, and any electronic road show used in connection with the offering of the Securities or in any amendment thereof or supplement, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the parties hereto hereby agree that such information provided by the Placement Agent consists solely of the name of the Placement Agent on the cover of the Prospectus.

(c) Notice and Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, that an indemnifying party shall not be liable for the fees and expenses of more than one such separate counsel (in addition to local counsel) in connection with any proceeding or related proceeding in the same jurisdiction. An indemnifying party shall not be liable for any settlement of any proceeding effected without its consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(a) or (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days before such settlement is entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. An indemnifying party will not, without the prior written consent (which consent shall not be unreasonably withheld) of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent: (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include an admission of fault.

(d) Contribution. In the event that the indemnity provided in paragraph (b) or (c) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Placement Agent severally agree to contribute to the aggregate Losses to which the Company and the Placement Agent may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Placement Agent on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Placement Agent severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Placement Agent on the other in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by it, and benefits received by the Placement Agent shall be deemed to be equal to the Placement Fee, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined (i) in the case of any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact by reference to, among other things, whether such statement or omission relates to information provided by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or by the Placement Agent and the parties’ relative intent, relative knowledge, access to information and opportunity to correct or prevent such action or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), in no event shall the Placement Agent be required to contribute any amount in excess of the amount by which the Placement Fee received by the Placement Agent with respect to the offering of the Securities exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls the Placement Agent within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, affiliate and agent of the Placement Agent shall have the same rights to contribution as the Placement Agent, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) Representations and Agreements to Survive Delivery. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have. The indemnity and contribution agreements of the parties contained in this Section 6 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, its affiliates, directors, officers and employees, and agents who have or who are alleged to have participated in the distribution of the Placement Shares as Placement Agent and each person who controls the Placement Agent within the meaning of either the Securities Act or the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either the Securities Act or the Exchange Act, and (iii) the issuance and delivery of the Securities. The Company and the Placement Agent agree promptly to notify each other of the commencement of any proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or the Prospectus.

Section 7. Termination.

The Placement Agent’s services hereunder may be terminated with or without cause by the Placement Agent at any time and without liability or continuing obligation to the Placement Agent or the Company, except for any compensation earned by the Placement Agent to the date of termination and as otherwise provided in this Section 7. If (i) If this Agreement shall be terminated by the Placement Agent pursuant to Section 5 hereof or (ii) the sale of the Securities to the Investors is not consummated because of any failure, refusal or inability on the part of the Company to comply with the terms or perform any agreement or obligation of this Agreement or the Securities Purchase Agreement, other than by reason of a default by the Placement Agent, the Company will, in addition to paying the amounts described in Section 4 hereof, and, if applicable, the preceding sentence, reimburse the Placement Agent for all of its reasonable, documented and actual out-of-pocket disbursements (including, but not limited to, the reasonable and documented fees and disbursements of its outside counsel).

Notwithstanding any termination of this Agreement, Sections 1(b), 4, 6, and 8 through 18 hereof shall at all times be effective and shall survive such termination.

Section 8. Notices.

All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

(a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Facsimile: (212) 622-8358

Attention: Equity Syndicate Desk

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Facsimile: (617) 235-0392

Attention: Thomas Danielski, Esq.

Email: thomas.danielski@ropesgray.com

(b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to:

Seres Therapeutics, Inc.

200 Sidney Street, 4th Floor

Cambridge, Massachusetts 02139

Facsimile: (617) 945-9626

Attention: Secretary

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

Attention: Peter N. Handrinos, Esq.

Email: Peter.Handrinos@lw.com

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a business day, or, if such day is not a business day on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).

Section 9. Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and assigns and the controlling persons, officers and directors and other parties referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser of the Securities by reason merely of such purchase.

Section 10. Governing Law.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

Section 11. No Fiduciary Relationship.

The Company acknowledges and agrees that the Placement Agent shall act as an independent contractor, and not as a fiduciary, and any duties of the Placement Agent with respect to providing investment banking services to the Company, including the offering of the Securities contemplated hereby (including in connection with determining the terms of the Offering), shall be contractual in nature, as expressly set forth herein, and shall be owed solely to the Company. Each party hereto disclaims any intention to impose any fiduciary or similar duty on any other party hereto. Additionally, the Placement Agent has not acted as a financial advisor, nor has advised or is advising, the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the transactions contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agent shall have no responsibility or liability to the Company with respect thereto. Any review by the Placement Agent of the Company, the transactions contemplated hereby or other matters relating to such transactions has been and will be performed solely for the benefit of the Placement Agent and has not been and shall not be performed on behalf of the Company or any other person. It is understood that the Placement Agent has not and will not be rendering an opinion to the Company as to the fairness of the terms of the Offering. Notwithstanding anything in this Agreement to the contrary, the Company acknowledges that the Placement Agent may have financial interests in the success of the Offering contemplated hereby that are not limited to the Placement Fee. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of fiduciary duty.

Section 12. Headings.

The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

Section 13. Amendments and Waivers.

No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 14. Submission to Jurisdiction; Waiver of Jury Trial.

(a) Submission to Jurisdiction. Each of the Placement Agent and the Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Placement Agent and the Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Placement Agent and the Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Placement Agent, as applicable, and may be enforced in any court to the jurisdiction of which Company or the Placement Agent is subject by a suit upon such judgment.

(b) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

Section 15. Patriot Act.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Placement Agent is required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Placement Agent to properly identify their respective clients.

Section 16. Limitation on Damages.

No party hereto shall be responsible or have any liability to any other party for any indirect, special or consequential damages incurred by the other party arising out of or in connection with this Agreement or the transactions contemplated hereby, even if advised of the possibility thereof; provided that nothing in this Section shall be deemed to relieve the Company of any obligation it may otherwise have under Section 6 to indemnify any person referred to in Section 6(a) for any such damages asserted by an unaffiliated third party.

Section 17. Counterparts; Electronic Signatures.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission. Signature pages may be electronically executed and delivered, including by facsimile, any electronic method complying with the federal ESIGN Act (e.g., DocuSign) or by wet ink signature captured on a pdf email attachment, and any signature pages so executed and delivered shall be valid and binding for all purposes. The foregoing provision supersedes any other consent signed by the parties related to the electronic signature and delivery of this Agreement.

Section 18. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Base Prospectus” shall mean the base prospectus as of its most recent date contained in the Registration Statement at the Execution Time.

“business day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule I hereto, (iii) the information set forth on Exhibit B, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.

“Prospectus” shall mean the Company’s final prospectus supplement to the Base Prospectus relating to the Securities filed pursuant to Rule 424(b) at or after the Execution Time, together with the Base Prospectus.

“Registration Statement” shall mean the Company’s registration statement on Form S-3 (Registration No. 333-244401), including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed part of such registration statement pursuant to Rule 430B under the Securities Act, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SERES THERAPEUTICS, INC.

By:	/s/ Eric D. Shaff
Name: Eric D. Shaff
Title: President and Chief Executive Officer

Accepted as of the date first above written:

J.P. MORGAN SECURITIES LLC

By:	/s/ Keith Canton
Name:	Keith Canton
Title:	Managing Director

Exhibit A

Form of Securities Purchase Agreement

Exhibit B

Pricing Information

Number of Securities Sold in the Offering: 31,746,030

Offering Price per share of Common Stock: $3.15

Placement Fee: 2.54% of the gross proceeds from the sale of the Placement Shares

Use of Proceeds: The Company intends to use the net proceeds it receives in this offering for commercial readiness and manufacture of SER-109 for the U.S. market, including expanding longer-term commercial manufacturing capacity, advancing the clinical development of SER-109 for the EU market and other general corporate and working capital purposes. The Company believes that its existing cash, cash equivalents and investments, together with the net proceeds from this offering, will fund its operations for at least 12 months from June 29, 2022.

This evaluation does not take into consideration contingent payments associated with SER-109 FDA approval, which the Company anticipates in the first half of 2023, as these are uncertain and there is no assurance the Company will receive them. These contingent payments include the potential to receive a $125 million milestone payment pursuant to its collaboration and license agreement with NHSc Pharma Partners upon SER-109 FDA approval and a $25 million tranche under its existing term loan with Hercules Capital, Inc., which becomes available upon the satisfaction of certain conditions, including FDA approval of SER-109.

Exhibit C

Seres Therapeutics, Inc.

Lock-Up Agreement

June     , 2022

JP MORGAN SECURITIES LLC

383 Madison Avenue

New York, New York 10179

As Placement Agent

Re: Seres Therapeutics, Inc. – Registered Direct Offering

Ladies and Gentlemen:

The undersigned understands that J.P. Morgan Securities LLC (the “Placement Agent”) proposes to enter into a placement agency agreement (the “Placement Agreement”) with Seres Therapeutics, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Shares”) pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission (the “Commission”) relating to the Registration Statement on Form S-3 (No. 333-244401) (the “Prospectus”), which was declared effective by the Commission on May 6, 2022. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agreement.

In consideration of the Placement Agent’s agreement to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend, or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Commission (collectively the “Undersigned’s Shares”), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of the Undersigned’s Shares, whether any such transaction or arrangement (or instrument provided for thereunder) described in clause (i) or (ii) above would be settled by delivery of Shares of the Company or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”) or (iii) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period. The undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the Offering. The foregoing restriction shall not preclude the undersigned from exercising an option or other award, or the vesting of a restricted stock unit or other award, granted under a stock incentive plan or stock purchase plan of the Company described in the Registration Statement, the Disclosure Package and the Prospectus, from converting or exercising a warrant of the Company described in the Registration Statement, the Disclosure Package and Prospectus or from converting any convertible security of the Company described in the Registration Statement, the Disclosure Package and the Prospectus, provided that any such shares of Common Stock received upon such exercise or conversion shall be subject to the terms of this Lock-Up Agreement.

The Lock-Up Period will commence on the date of this letter agreement (this “Lock-Up Agreement”) and continue for 60 days after the offering date set forth on the final prospectus (the “Prospectus”) used to sell the Shares (the “Offering Date”) pursuant to the Placement Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any member of the immediate family of the undersigned or any trust or other legal entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, (iii) by will or intestacy, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, (iv) to the Company or in open market transactions upon the vesting or exercise of an option or other award granted under a stock incentive plan or stock purchase plan of the Company described in the Registration Statement, the Disclosure Package and the Prospectus or the conversion or exercise of a warrant of the Company described in the Registration Statement, the Disclosure Package and the Prospectus (in each case, by way of “net” settlement or “sell-to-cover” in accordance with their terms, and/or to cover withholding tax obligations in connection with such exercise), provided that any such shares of Common Stock received upon such vesting or exercise shall be subject to the terms of this Lock-Up Agreement, (v) pursuant to the Company’s 2015 Incentive Award Plan and as in effect on the date hereof, as described in the Registration Statement, the Disclosure Package and the Prospectus, provided that any transferee agrees to be bound in writing by the restrictions set forth herein, (vi) with the prior written consent of the Placement Agent, (vii) acquired in open market transactions on or after the Offering Date, (viii) as part of a distribution, transfer or disposition by the undersigned to its limited or general partners, members, stockholders or affiliates (as defined under Rule 12b-2 of the Exchange Act), provided that the transferee agrees to be bound in writing by the restrictions set forth herein and that any such transfer shall not involve a disposition for value, (ix) pursuant to any contractual arrangement described in the Registration Statement, the Disclosure Package and the Prospectus in effect on the date of this Lock-Up Agreement that provides for the repurchase of the Undersigned’s Shares by the Company in connection with the termination of the undersigned’s employment or other service relationship with the Company or the undersigned’s failure to meet certain conditions set out upon receipt of such Shares, (x) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction involving a Change of Control of the Company and approved by the Company’s board of directors, provided that, in the event that such Change of Control is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement and title to the Undersigned’s Shares shall remain with the undersigned, (xi) acquired in the Offering, and (xii) transfers of Common Stock by the Undersigned pursuant to any trading plan established pursuant to Rule 10b5-1 (a “10b5-1 Plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the date hereof for the transfer of Common Stock (but for the avoidance of doubt shall not include any sales under such 10b5-1 Plan), which 10b5-1 Plan shall not be amended during the Lock-Up Period but may be terminated during the Lock-Up Period. In addition, (A) with respect to clauses (i), (ii), (v), (vii), and (viii) above, it shall be a condition to such transfer that no filing under the Exchange Act nor any other public filing or disclosure of such transfer by or on behalf of the undersigned, in each case reporting a reduction in beneficial ownership of Common Stock, shall be required or voluntarily made during the Lock-Up Period; (B) with respect to clause (iv), if the undersigned is required to file a report under the Exchange Act reporting a reduction in the undersigned’s beneficial ownership of the Company’s securities as a result of a disposition to satisfy tax withholding obligations, the undersigned shall include a statement in such report to the effect that the filing relates to the satisfaction of tax withholding obligations of the undersigned as a result of the exercise or vesting of equity awards of the Company held by the undersigned; and (C) with respect to clause (xi), if the undersigned is required to file a report under the Exchange Act, reporting a reduction in the undersigned’s beneficial ownership of the Company’s securities as a result of sales made under the undersigned’s 10b5-1 Plan, the undersigned shall include a statement in such report to the effect that such sales are being made pursuant to the undersigned’s 10b5-1 Plan established prior to the date hereof. Furthermore, nothing in this Lock-Up Agreement shall be deemed to prevent the undersigned from establishing a 10b5-1 Plan, provided that (x) such 10b5-1 Plan does not provide for the transfer of Common Stock during the Lock-Up Period and (y) no filing under the Exchange Act nor any other public filing or disclosure of any such action shall be required or voluntarily made by any person during the Lock-Up Period.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, domestic partnership, marriage or adoption, not more remote than first cousin. For the purposes of clause (x), “Change of Control” shall mean the transfer (whether by bona fide third party tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold all of the outstanding voting securities of the Company (or the surviving entity). The undersigned now has, and, except as contemplated by clauses (i) through (xii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever, except those arising under securities laws. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Placement Agent are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representative of the undersigned.

The undersigned acknowledges and agrees that the Placement Agent has not provided any recommendation or investment advice nor has the Placement Agent solicited any action from the undersigned with respect to the Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Placement Agent may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with the Offering of the Shares, the Placement Agent is not making a recommendation to the undersigned to enter into this Lock-Up Agreement, and nothing set forth in such disclosures is intended to suggest that the Placement Agent is making such a recommendation.

The undersigned understands that, (i) if either the Placement Agent, on the one hand, or the Company, on the other hand, informs the other, prior to the execution of the Placement Agreement, that it has determined not to proceed with the Offering, (ii) if the Registration Statement is withdrawn, (iii) if the securities purchase agreement to be entered into between the Company and purchasers of Shares that are subject to the Placement Agreement (the “Securities Purchase Agreement”) does not become effective by July 31, 2022, or (iv) if the Securities Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that the Placement Agent is entering into the Placement Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

The undersigned hereby consents to receipt of this Lock-Up Agreement in electronic form and understands and agrees that this Lock-Up Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) evidencing an intent to sign this Lock-Up Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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Very truly yours,

Name of Stockholder (Print exact name)

By:
Signature

If signing on behalf of an entity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

Schedule I

None